--------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) February 19, 1999


                             IKON Receivables, LLC
             _____________________________________________________
            (Exact name of registrant as specified in its charter)

           Delaware                          333-71073                 23-2990188
-------------------------------          -----------------         --------------------
(State or Other Jurisdiction of           (Commission File           (I.R.S. Employer
 Incorporation)                               Number)              Identification No.)

         1738 Bass Road
          P.O. Box 9115
         Macon, Georgia                                                    31208
      (Address of Principal                                              ----------
       Executive Offices)                                                (Zip Code)


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

--------------------------------------------------------------------------------

     Item 5.  Other Events
              ------------

          In connection with the offering of IKON Receivables, LLC Lease-Backed Notes, Series 1999-1, described in a Preliminary Prospectus Supplement dated as of May 7, 1999, certain "Computational Materials" within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").

    Item 7.     Financial Statements, Pro Forma Financial
                Information and Exhibits.
                ------------------------

   (a)  Not applicable

   (b)  Not applicable

   (c)  Exhibit 99.1.  Related Computational Materials (as defined in
        Item 5 above).

                              SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               IKON Receivables, LLC

                               By:  IKON Receivables Funding, Inc., as Manager


                                    By:   /s/ Robert K. McLain
                                          -----------------------
                                          Name:  Robert K. McLain
                                          Title: President


Dated: May 11, 1999

                                 EXHIBIT INDEX
                                 -------------



Exhibit No.                        Description                         Page No.
-----------                        -----------                         --------
99.1                   Related Computational Materials (as                 5
                       defined in Item 5 above).